UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2024

VENUS CONCEPT INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38238	06-1681204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

235 Yorkland Blvd, Suite 900
Toronto, Ontario M2J 4Y8
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (877) 848-8430

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VERO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Exchange Agreement

On May 24, 2024, Venus Concept Inc. (the “Company”) and Venus Concept USA, Inc., a wholly-owned subsidiary of the Company (“Venus USA”), entered into an Exchange Agreement (the “Exchange Agreement”) with Madryn Health Partners, LP (“Madryn”) and Madryn Health Partners (Cayman Master), LP (“Madryn Cayman,” and together with Madryn, the “Lenders”). Pursuant to the Exchange Agreement, the Lenders agreed to exchange (the “Exchange”) $35,000,000 in aggregate principal amount outstanding under that certain Loan and Security Agreement (Main Street Priority Loan), dated December 8, 2020, among the Lenders, as lenders, and Venus USA, as borrower (as amended from time to time, the “MSLP Loan Agreement”), for (i) $17,142,009 in aggregate principal amount of new secured convertible notes of Venus USA to be issued under the MSLP Loan Agreement (the “New Notes”) and (ii) 576,986 shares of newly-created convertible preferred stock of the Company, designated as “Series Y Convertible Preferred Stock” (“Series Y Preferred Stock”). The Exchange closed on May 24, 2024.

The shares of Series Y Preferred Stock issued in the Exchange were priced at $60.66 per share (the “Issuance Price”), being equal to the product of (i) the average closing price (as reflected on Nasdaq.com) of the Company’s common stock (“Common Stock”) for the five trading days immediately preceding date of the Exchange Agreement, multiplied by (ii) 100 (the “Multiplication Factor”). Under the Exchange Agreement, the Company is required to hold a special meeting of shareholders no later than December 31, 2024, or such later date as agreed by the parties, for the purpose of eliminating any limitations on the convertibility of the Series Y Preferred Stock under the rules and regulations of the Nasdaq Stock Market LLC (“Nasdaq”). The terms of the Series Y Preferred Stock are further described below under Item 5.03 of this Current Report on Form 8‑K.

The Exchange Agreement contains customary representations, warranties and agreements by the Company, indemnification obligations of the Company, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and other obligations of the parties. The representations, warranties, and covenants contained in the Exchange Agreement were made only for purposes of such agreement and are made as of specific dates; are solely for the benefit of the parties (except as specifically set forth therein); may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Exchange Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties, instead of establishing matters as facts; and may be subject to standards of materiality and knowledge applicable to the contracting parties that differ from those applicable to the investors generally. Investors should not rely on the representations, warranties, and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company.

The shares of Series Y Preferred Stock issued in the Exchange, as well as the shares of Common Stock issuable upon conversion thereof, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an exemption therefrom. To consummate the Exchange, the Company relied on the registration exemption provided by Section 3(a)(9) of the Securities Act. To effectuate conversions of the shares of Series Y Preferred Stock, the Company will rely on the private placement provided by Section 4(a)(2) of the Securities Act and by Rule 506 of Regulation D, promulgated by the U.S. Securities and Exchange Commission (the “SEC”).

The foregoing description of the Exchange Agreement and the New Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agreement and the form of New Note, copies of which are filed hereto as Exhibits 10.1 and 10.2, respectively.

Registration Rights Agreement

On May 24, 2024, as required by the Exchange Agreement, the Company and the Lenders entered into a resale registration rights agreement (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Company is required, among other things, to file a shelf resale registration statement with respect to the shares of Common Stock issuable upon conversion of the shares of Series Y Preferred Stock with the SEC within 60 days following the conversion of all of the issued and outstanding Series Y Preferred Stock into Common Stock. The Company also granted customary demand and piggyback registration right to the Lenders. The Registration Rights Agreement contains other terms and conditions customary for a transaction of this type.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed hereto as Exhibit 10.3.

MSLP Loan Amendment

On May 24, 2024, as required by the Exchange Agreement, the Company, Venus USA, Venus Concept Canada Corp., a wholly-owned Canadian subsidiary of the Company (“Venus Canada”), and Venus Concept Ltd., a wholly-owned Israeli subsidiary of the Company (“Venus Israel”), entered into a Loan Amendment and Consent Agreement with Madryn and Madryn Cayman (the “MSLP Loan Amendment”). The MSLP Loan Amendment amended the MSLP Loan Agreement to, among other things, (i) modify the May 2024 and June 2024 interest payments to be payable-in-kind (i.e., added to the principal balance), (ii) grant certain relief from minimum liquidity requirements, (iii) and join or reaffirm, as applicable, the Company, Venus USA, Venus Canada and Venus Israel as guarantors and grantors of security under the MSLP Loan Agreement.

The foregoing description of the MSLP Loan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the MSLP Loan Amendment, a copy of which is filed hereto as Exhibit 10.4.

Convertible Notes Amendment

On May 24, 2024, as required by the Exchange Agreement, the Company, Venus USA, Venus Canada and Venus Israel entered into an Amendment to Secured Subordinated Convertible Notes with the Lenders (the “Convertible Notes Amendment”). The Convertible Notes amended those certain Secured Subordinated Convertible Notes, dated October 4, 2023, issued by the Company to the Lenders (the “Convertible Notes”) to, among other things, (i) align the covenant protections in favor of the Lenders under the Convertable Notes with the MSLP Loan Agreement and (ii) join or reaffirm, as applicable, the Company, Venus USA, Venus Canada and Venus Israel as guarantors and grantors of security with respect to the Convertible Notes.

The foregoing description of the Convertible Notes Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Convertible Notes Amendment, a copy of which is filed hereto as Exhibit 10.5.

Bridge Loan Amendment

On May 24, 2024, as required by the Exchange Agreement, Venus USA, the Company, Venus Canada and Venus Israel entered into a Bridge Loan Amendment Agreement with the Lenders (the “Bridge Loan Amendment”). The Bridge Loan Amendment amended that certain Loan and Security Agreement, dated April 23, 2024, among Venus USA, as borrower, the Company, Venus Canada and Venus Israel, as guarantors, and the Lenders, as lenders (as amended from time to time, the “Bridge Loan”), to extend the maturity date of the Bridge Loan from May 26, 2024 to June 7, 2024.

The foregoing description of the Bridge Loan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bridge Loan Amendment, a copy of which is filed hereto as Exhibit 10.6.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in Items 1.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Designations of Series Y Preferred Stock

On May 24, 2024, the Company filed a Certificate of Designations with respect to the Series Y Preferred Stock (the “Certificate of Designations”) with the Secretary of State of the State of Delaware, thereby creating the Series Y Preferred Stock. The Certificate of Designations authorizes the issuance of up to 600,000 shares of Series Y Preferred Stock.

The Series Y Preferred Stock is convertible into shares of Common Stock on a 1-for-100 basis (with 100 being equal to the Multiplication Factor used to determine the Issuance Price) (i) at the option of the holder, in whole or in part, at any time upon delivery of a valid conversion notice of the Company or (ii) automatically upon the Company completing an equity financing for Common Stock (or convertible preferred stock, provided that under such circumstances such financing will not be deemed completed until such preferred stock has been fully converted into Common Stock) that raises no less than $30,000,000 in gross proceeds, among other requirements as set forth in the Certificate of Designations. Notwithstanding the foregoing, the Series Y Preferred Stock is subject to limitations on convertibility to the extent necessary to comply with the rules and regulations of Nasdaq.

Each share of Series Y Preferred Stock carries a liquidation preference in an amount equal to the product of (i) the Issuance Price, multiplied by (ii) 2.0, which liquidation preference is senior to all other classes of outstanding capital stock, including the Common Stock, the Company’s Series X convertible preferred stock, the Company’s senior voting convertible preferred stock (the “Senior Preferred Stock”) and the Company’s junior voting convertible preferred stock (the “Junior Preferred Stock”). Such liquidation preference is subject to customary adjustment for any stock dividend, stock split, combination or similar recapitalization with respect to the Common Stock.

Each share of Series Y Preferred Stock is entitled to participate in dividends and other non-liquidating distributions, if, as and when declared by the Company’s board of directors, on a pari passu basis with the Common Stock, Senior Preferred Stock and Junior Preferred Stock. Each share of Series Y Preferred Stock is entitled to participate in liquidating distributions on a pari passu basis with the Common Stock.

The Series Y Preferred Stock is non-voting. However, so long as any shares of Series Y Preferred Stock are outstanding, the Company will not, among other things, without the affirmative vote of the holders of a majority of the then-outstanding shares of the Series Y Preferred Stock, (a) increase the authorized number of shares of Series Y Preferred Stock; (b) enter any agreement, contract or understanding or otherwise incur any obligation which by its terms would violate or be in conflict in any material respect with, or significantly and adversely affect, the powers, rights or preferences of the Series Y Preferred Stock; (c) amend the Company’s certificate of incorporation or bylaws, if such amendment would significantly and adversely alter, change or affect the powers, preferences or rights of the Series Y Preferred Stock; (d) create or issue (upon or conversion or otherwise) any class or series of capital stock that ranks senior to, or pari passu with, the Series Y Preferred Stock as to dividend or liquidation rights, or any debt securities convertible into, or exchangeable for, any such capital stock; (e) redeem, repurchase or declare or pay any dividend or other distribution on the Company’s capital stock, subject to certain exceptions; (f) amend or waive any provision of the Certificate of Designations; or (g) in each case subject to the fiduciary duties of the Company’s board of directors, (i) create or issue any debt security or permit any lien or security interest (except as incurred in the ordinary course of business), (ii) liquidate, dissolve or wind-up the business and affairs of the Company or effect any merger, consolidation, statutory conversion, transfer, domestication or continuance, (iii) file for or permit the filing of any bankruptcy, reorganization, receivership or other insolvency proceeding, (iv) create, or hold capital stock in, any subsidiary that is not wholly-owned by the Company, or permit any subsidiary to otherwise dispose of any capital stock of any direct or indirect subsidiary of the Company, or substantially all of the assets of such subsidiary or (v) effect a material acquisition, sale of assets, or change in the business of the Company.

The foregoing description of the Certificate of Designations does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designations, a copy of which is filed hereto as Exhibit 3.1.

Item 7.01.	Regulation FD Disclosure.

On May 28, 2024, the Company issued a press release regarding the Exchange and related transactions. A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1 incorporated by reference herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor incorporated by reference in any filing under the Securities or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Items.

Nasdaq Stockholders’ Equity Requirement

As previously disclosed, on May 31, 2023, the Company received a written notice from the Listing Qualifications Department of Nasdaq (the “Nasdaq Staff”) stating that the Company’s stockholders’ equity, as reported in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2023, was below the minimum $2.5 million requirement for continued listing under Nasdaq Listing Rule 5550(b)(1) (the “Minimum Equity Requirement”).

On March 20, 2024, the Company received a decision from the Nasdaq Hearings Panel (the “Panel”) granting the Company’s request for continued listing on the Nasdaq Capital Market, subject to the Company demonstrating compliance with the Minimum Equity Requirement on or before May 28, 2024, among other conditions. The Company was further advised that May 28, 2024 represents the full extent of the Panel’s discretion to grant continued listing while the Company is non-compliant with the Minimum Equity Requirement.

As a result of the Exchange, as of the date of this Current Report on Form 8-K, the Company believes it has stockholders’ equity in excess of the Minimum Equity Requirement. However, Nasdaq has not yet determined whether the Company has regained compliance with the Minimum Equity Requirement, and until Nasdaq has determined that the Company is compliant with all applicable listing standards, there can be no assurance that the Common Stock will remain listed on the Nasdaq Capital Market.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Any statements contained herein that are not of historical facts may be deemed to be forward-looking statements. In some cases, readers can identify these statements by words such as such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and other similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements include, but are not limited to, statements regarding whether the Exchange will serve to bring the Company into compliance with the Minimum Equity Requirement, potential conversions of the Series Y Preferred Stock and the Company’s ability to comply with covenants under its debt instruments. These forward-looking statements are based on current expectations, estimates, forecasts, and projections about the Company’s business and the industry in which the Company operates and management's beliefs and assumptions and are not guarantees of future performance or developments and involve known and unknown risks, uncertainties, and other factors that are in some cases beyond the Company’s control. As a result, any or all of the Company’s forward-looking statements in this Current Report on Form 8-K may turn out to be inaccurate. Factors that could materially affect the Company’s business operations and financial performance and condition include, but are not limited to, general economic conditions and involve risks and uncertainties that may cause results to differ materially from those set forth in the statements and those risks and uncertainties described under Part I Item 1A—“Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and under Part II Item 1A—“Risk Factors” in the Company’s subsequently-filed Quarterly Reports on Form 10-Q. Readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. The forward-looking statements are based on information available to the Company as of the date of this Current Report on Form 8-K. Unless required by law, the Company does not intend to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Certificate of Designations of Series Y Convertible Preferred Stock
10.1	Exchange Agreement, dated May 24, 2024, by and among Venus Concept Inc., Venus Concept USA Inc., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP
10.2	Form of Promissory Note, dated May 24, 2024, of Venus Concept USA Inc.
10.3	Registration Rights Agreement, dated May 24, 2024, by and among Venus Concept Inc., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP
10.4
Loan Amendment and Consent Agreement, dated May 24, 2024, by and among Venus Concept Inc., Venus Concept USA Inc., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP

10.5
Amendment to Secured Subordinated Convertible Notes, dated May 24, 2024, by and among Venus Concept Inc., Venus Concept USA Inc., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP

10.6
Bridge Loan Amendment Agreement, dated May 24, 2024, by and among Venus Concept Inc., Venus Concept USA Inc., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP

99.1	Press release, dated May 28, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENUS CONCEPT INC.

Date: May 28, 2024	By:	/s/ Domenic Della Penna
Domenic Della Penna
Chief Financial Officer